                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                November 28, 2000
                        ---------------------------------
                        (Date of earliest event reported)

                                  BIOLABS, INC.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)

           New York                     000-30252                98-0163232
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

Suite 500, Park Place, 666 Burrard Street,
   Vancouver, British Columbia, Canada                            V6C 2X8
--------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

                                 (604) 669-0555
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

    1A - 3033 King George Highway, Surrey, British Columbia, Canada V4P 1B8
    -----------------------------------------------------------------------
         (Former name or former address, if changed, since last report.)

                                Page 1 of 4 Pages
                             Exhibit Index on Page 4

ITEM 5.  OTHER EVENTS.

         On November 28, 2000, BioLabs, Inc. announced that it will begin doing business under the name Genesis Bioventures and plans to formally change its corporate name to Genesis Bioventures as soon as it obtains shareholder approval.

         On November 29, 2000, BioLabs, Inc. announced that it had reorganized its senior management team as follows:

         Dr. Linda Allison was appointed as President and CEO effective November 1, 2000;

         Mr. Greg McCartney resigned as CEO but retains the position of Chairman of the Board; and

         Dr. Ian Woods was appointed as Medical & Scientific Advisor to the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS

              Exhibit Number    Description
              --------------    -----------
              99.1              Press Release dated November 28, 2000.

              99.2              Press Release dated November 29, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 6, 2000              BIOLABS, INC.

                                       /s/ Linda Allison
                                       -----------------------
                                       Dr. Linda Allison
                                       Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number   Description                              Page Number
--------------   -----------                              -----------
    99.1         Press Release dated November 28, 2000.

    99.2         Press Release dated November 29, 2000.